SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED NOVEMBER 18, 2004

TO PROSPECTUS DATED MAY 1, 2003 FOR NEW YORK KEYPORT LATITUDE

AND TO PROSPECTUS DATED DECEMBER 31, 2002 FOR NEW YORK KEYPORT ADVISOR
ISSUED BY KBL VARIABLE ACCOUNT A

This supplement contains information about the Newport Tiger Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Newport Tiger Fund and liquidate it. The Fund is currently scheduled to be liquidated on or about February 18, 2005 (the "Liquidation Date").

In connection with the proposed liquidation, as of the close of business on January 28, 2005, we will stop accepting new investments and transfers into the Newport Tiger Sub-account; however, purchases that are a part of the Dollar Cost Averaging ("DCA") program, the Portfolio Rebalancing program, and any automatic deposit program will continue to be allowed until the Fund is liquidated. After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Newport Tiger Sub-account will continue with the Liberty Money Market Sub-account replacing the those Sub-accounts.

Effective immediately, transfers of Account Value out of the Newport Tiger Sub-account to any other Sub-accounts or Guarantee Periods available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the liquidating Sub-account. On the Liquidation Date, any Account Value remaining in the Newport Tiger Sub-account will be transferred to the Liberty Money Market Sub-Account.

nylatka 11/04